American Century Mutual Funds, Inc. Prospectus and Summary Prospectus Supplement
Fundamental Equity Fund

Supplement dated June 8, 2016 ■ Prospectus and Summary Prospectus dated March 1, 2016

Fundamental Equity Fund will be renamed Sustainable Equity Fund effective August 10, 2016. All other changes are effective as of June 8, 2016.

The following replaces the Principal Investment Strategies section on page 3 of the prospectus and page 2 of the summary prospectus:
Principal Investment Strategies
The fund will generally invest in larger-sized companies using a quantitative model that combines fundamental measures of a stock’s value and growth potential. To measure value, the managers may use ratios of stock price-to-earnings and stock price-to-cash flow, among others. To measure growth, the managers may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates, as well as other factors. The model also considers price momentum. The portfolio managers also take environmental, social and governance ("ESG") factors into account in making investment decisions.  The portfolio managers attempt to build a portfolio of stocks that provides better returns than, and a dividend yield comparable to, the S&P 500® Index, without taking on significant additional risk.
Under normal market conditions, the fund will invest at least 80% of its net assets in equity securities.
Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection.
When determining whether to sell a security, the portfolio managers consider among other things, a security’s price, whether a security’s risk parameters outweigh its return opportunities, general market conditions, whether the security meets their ESG criteria, and any other factor deemed relevant by the portfolio managers.

The following replaces the Principal Risks section on page 3 of the prospectus and page 2 of the summary prospectus:
Principal Risks

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Style Risk - If at any time the market is not favoring the fund’s investment process, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

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Benchmark Correlation - The fund’s performance will be tied to the performance of its benchmark, the S&P 500® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

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ESG Criteria Risk - Because the fund's ESG criteria may exclude the securities of certain issuers for nonfinancial reasons, the fund may forego some market opportunities available to funds that do not use ESG criteria.

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Foreign Securities - The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Market Risk - The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

•	Principal Loss - At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The following replaces the Objectives, Strategies and Risks section on page 6 of the prospectus:
Objectives, Strategies and Risks
What are the fund’s investment objectives?
The fund seeks long-term capital growth. Income is a secondary objective.
What are the fund’s principal investment strategies?
The fund generally will invest in larger-sized companies, although it may invest in companies of any size. The fund’s investment strategy utilizes quantitative management techniques in a three-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive. This is determined by using a quantitative model that combines fundamental measures of a stock’s value and growth potential. To measure value, the managers may use ratios of stock price-to-earnings and stock price-to-cash flow, among others. To measure growth, the managers may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates, as well as other factors. The model also considers price momentum.  The portfolio managers also evaluate stocks based on environmental, social and governance ("ESG") criteria.  Stocks with favorable ESG ratings are identified using multiple sources, including research vendors and publicly available information.
In the second step, the managers build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than, and a dividend yield comparable to, its benchmark, the S&P 500® Index, without taking on significant additional risk.
Finally, the portfolio managers validate the output of the quantitative model using additional fundamental analysis.
Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection.
The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the fund’s net assets invested in equity securities at all times. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders.

Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts.
When determining whether to sell a security, the portfolio managers consider among other things, a security’s price, whether a security’s risk parameters outweigh its return opportunities, general market conditions, whether the security meets their ESG criteria, and any other factor deemed relevant by the portfolio managers.
A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.
In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash equivalent securities or short-term debt securities. To the extent the fund assumes a temporary defensive position it will not be pursuing its investment objectives.
What are the principal risks of investing in the fund?
Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s investment process, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
The fund’s performance will be tied to the performance of its benchmark. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.
Because the fund's ESG criteria may exclude the securities of certain issuers for nonfinancial reasons,  the fund may forego some market opportunities available to funds that do not use ESG criteria.
Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected.
The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. Although the advisor seeks to minimize the impact of such transactions where possible, the fund’s performance may be adversely affected.
At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
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